EXHIBIT 10.9


                              ASSIGNMENT AGREEMENT

          This Assignment ("Assignment") is made and entered into on the 4th day of November, 1999, by and among ASA International, Ltd., a Delaware corporation ("Assignor"), SQL Acquisition LLC, a Delaware limited liability company ("Assignee"), and Design Data Systems Corporation, a Florida corporation ("Seller").

                                    RECITALS

          A. Assignor and Seller are parties to a certain Asset Purchase Agreement dated November 4, 1999, (the "Purchase Agreement"). Capitalized terms used without definition herein shall have the meanings ascribed to them in the Purchase Agreement.

          B. Assignor desires to assign to Assignee the rights of Assignor under the Purchase Agreement, to acquire certain software and related intellectual property described in Exhibit A annexed hereto (the "Replacement Property").

                                    AGREEMENT

          NOW, THEREFORE, with reference to the foregoing recitals, and in consideration of mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchase Agreement is hereby modified and supplemented as follows:

          1. ASSIGNMENT AND ASSUMPTION; SELLER'S CONSENT. Assignor assigns to Assignee all of Assignor's right, title and interest under the Purchase Agreement, to acquire the Replacement Property. The obligation of Assignor to deposit funds for the purchase of the of the Replacement Property, as required under the Purchase Agreement, is assigned to Assignee. Assignee accepts the assignment. Subject to the provisions of this Assignment, Assignee assumes Assignor's interests and rights to acquire the Replacement Property from Seller under the Purchase Agreement. Seller consents to the assignment upon the terms and conditions set forth in this Assignment. Assignor, Assignee and Seller agree that the purchase price for the Replacement Property shall be $4,300,000, which represents a portion of the $4,750,000 to be paid by Assignor pursuant to
Section 1.2(a) of the Purchase Agreement.

          2. ASSIGNEE AS BUYER; TRANSFER OF REPLACEMENT PROPERTY. Seller, Assignor and Assignee acknowledge and agree that Assignee will acquire the Replacement Property from Seller. The Replacement Property will transfer at the Closing directly from Seller to Assignee. Any and all bills of sale and related documents of transfer relating to the Replacement Property shall be executed by Seller for the direct benefit of Assignee in the form annexed hereto as Exhibits B, C and D. Thereafter, all parties acknowledge that Assignee is, pursuant to this instrument, the buyer of the Replacement Property.

          3. ASSIGNOR'S RELEASE AND INDEMNITY. Assignor releases, discharges, holds harmless and indemnifies Assignee from and against any claim, demand, liability, loss, damage, cost, or expense (collectively, "Claim") in connection with any matter relating to the Replacement Property or any term, condition, or instrument referred to in this Assignment.

          4. SELLER'S RELEASE. Assignee has not made or assumed and will not make or assume, nor will Assignee be liable for, any covenant, duty or obligation of Assignor under the Purchase Agreement that may remain in effect after the close of the transaction. Seller releases, discharges and holds harmless Assignee from and against any Claim in connection with any matter relating to the Replacement Property or any term, condition, or instrument referred to in this Assignment or otherwise relating to the Exchange. The Seller's release does not apply to any Claim arising from Assignee's breach of this Assignment, gross negligence, or willful misconduct. Seller's sole recourse will be against Assignor with respect to any Claim concerning the Replacement Property or any performance, agreement, or obligation arising under the Purchase Agreement, and Seller will retain all of its rights under the Purchase Agreement unaffected by this Assignment.

          5. SELLER'S OBLIGATIONS. Seller is and will remain responsible and liable to Assignor for the performance of every warranty and obligation of Seller with respect to the Replacement Property. Assignor will look solely to Seller and Meli relating to those warranties and obligations. The assignment set forth in Section 1 above does not affect, limit, modify or impair in any way the representations, warranties, covenants or indemnifications made by Seller or the obligations of Seller or Meli under the Purchase Agreement, which will continue to the benefit of Assignor. Nothing set forth in this Assignment in any way releases Seller or Meli from any of Seller's or Meli's obligations, liabilities, indemnifications, covenants, representations or warranties (whether express, implied in fact or implied at law) made under the Purchase Agreement for the benefit of Assignor, or under any documents signed in connection with the Purchase Agreement for the benefit of Assignor. Notwithstanding the foregoing, Seller shall accept the consideration for the purchase of the Replacement Property from Assignee and convey the Replacement Property in accordance with the terms of Section 2.

          6. ASSIGNOR'S OBLIGATIONS. Assignor is and will remain responsible and liable to Seller for the performance of every warranty and obligation of Assignor with respect to the Replacement Property. Seller will look solely to Assignor relating to those warranties and obligations. The assignment set forth in Section 1 above does not affect, limit, modify or impair in any way the representations, warranties, covenants or indemnifications made by Assignor or the obligations of Assignor under the Purchase Agreement, which will continue to the benefit of Seller. Nothing set forth in this Assignment in any way releases Assignor from any of Assignor's obligations, liabilities, indemnifications, covenants, representations or warranties (whether express, implied in fact or implied at law) made under the Purchase Agreement for the benefit of Seller, or under any documents signed in connection with the Purchase Agreement for the benefit of Seller.

          7. SURVIVAL. The acknowledgments and agreements of Seller, Assignor, and Assignee set forth in this Assignment will survive the closing.

          8. COUNTERPARTS. This Assignment may be signed in counterparts or by facsimile, each of which will be considered an original, but all of which, when taken together, will constitute one instrument.

          9. LITIGATION. If litigation is commenced between the parties regarding this Assignment, the prevailing party will be entitled, in addition to such other relief as may be granted, to reasonable attorney's fees and costs at trial and on appeal.

EXCEPT AS EXPRESSLY MODIFIED OR AMENDED IN THIS ASSIGNMENT, ALL TERMS AND CONDITIONS IN THE PURCHASE AGREEMENT REMAIN UNCHANGED.

Assignor:

ASA INTERNATIONAL, LTD., a Delaware corporation

By: /S/ ALFRED C. ANGELONE
    ------------------------------
Printed Name: ALFRED C. ANGELONE
              --------------------
Its: CHIEF EXECUTIVE OFFICER
     -----------------------------

Assignee:

SQL Acquisition LLC, a Delaware limited liability company

     By: Pacific American Property Exchange Corporation, a California
         corporation, Manager and Member

     By: /S/ E. JILL MOZER
         --------------------------
         E. Jill Mozer, Vice President

Seller:

Design Data Systems Corporation, a Florida corporation

By: /S/ MICHAEL R. MELI, PRESIDENT
    ----------------------------------
Printed Name: MICHAEL R. MELI
              ------------------------

    Its: PRESIDENT
         -----------------------------

                                                                    EXHIBIT A

                              REPLACEMENT PROPERTY

          "Replacement Property" shall mean (a) the software previously designed, developed, maintained, implemented, supported, licensed or sold by Design Data Systems Corporation ("DDS") commonly referred to as "SQL*TIME" ("SQL*TIME"), including all released and unreleased source code and object code versions thereof and all related documentation and development notes (the "Software"), and (b) all other intellectual property of DDS specifically related to the Software, including databases, market information, research and development, patents, patent applications, copyrights, copyright registration applications, trademarks and service marks and related applications, trade names, trade secrets, proprietary information, technology rights and licenses, proprietary rights and processes, know-how, research and development in progress, and any and all other intellectual property including, without limitation, all things authored, discovered, developed, made, perfected, improved, designed, engineered, devised, acquired, produced, conceived or first reduced to practice by DDS, or that are relevant to an understanding or to the development of the Software or to the performance by the Software of its intended functions or purposes, whether tangible or intangible, in any stage of development, including without limitation enhancements, designs, technology, improvements, inventions, works of authorship, formulas, processes, routines, subroutines, techniques, concepts, object code, flow charts, diagrams, coding sheets, source code, listings and annotations, programmers' notes, information, work papers, work product and other materials of any types whatsoever, and all rights of any kind in or to any of the foregoing.

                                                                EXHIBIT B


                  BILL OF SALE AND GENERAL ASSIGNMENT OF ASSETS

KNOW ALL MEN AND WOMEN BY THESE PRESENTS THAT:

Design Data Systems Corporation, a Florida corporation ("Seller"), pursuant to that certain Asset Purchase Agreement dated as of November 4, 1999 (the "Agreement"), by and between the Seller and ASA International Ltd., a Delaware corporation ("Buyer"), and that certain Assignment dated as of November 4, 1999 (the "Assignment") by and among Seller, Buyer and SQL Acquisition LLC ("Assignee") for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby grant, bargain, sell, convey, transfer, assign, set over and deliver to Buyer, its successors and assigns, all of Seller's right, title and interest in and to all of the Replacement Property (as defined in the Assignment). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

TO HAVE AND TO HOLD all of the properties, assets and rights granted and transferred hereby, with the appurtenances thereof, unto Assignee, its successors and assigns forever, for their own use and benefit. For the consideration aforesaid, Seller hereby constitutes and appoints Assignee, its successors and assigns, the true and lawful attorney or attorneys of Seller, with full power of substitution, for Seller and in its name and stead, or otherwise, but on behalf and for the benefit of Assignee, its successors and assigns, to demand and receive from time to time, any and all properties hereby given, granted, bargained, sold, assigned, transferred, conveyed, set over, confirmed and delivered and give receipts and releases for and in respect of the same and any part thereof, and from time to time to institute and prosecute in the name of Seller or otherwise, but for the benefit of Assignee, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Assignee, its successors or assigns, may deem proper in order to collect, assert or enforce any claim, right or title of any kind in and to the properties hereby given, granted, bargained, sold, assigned, transferred, set over, conformed, delivered or conveyed, and to defend or compromise any or all actions, suits or proceedings in respect of any said properties and do all such acts and things in relation thereto as Assignee, its successors and assigns, shall deem advisable, Seller hereby declaring that the appointment made and the powers hereby granted are coupled with an interest and are and shall be irrevocable by Seller in any manner and for any reason.

Seller for itself and its successors and assigns, does hereby covenant with Assignee, its successors and assigns, that Seller and its successors and assigns will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, bills of sale, transfers, assignments and conveyances, powers of attorney, conveying and confirming unto Assignee, successors and assigns, all and singular, the properties hereby granted, sold, assigned, transferred, conveyed and delivered as Assignee, its successors or assigns, shall reasonably require, provided, however, that the Assignee, its successors and assigns shall prepare all necessary documentation in conformity with the terms and conditions of the Agreement at Assignee's expense.

This Bill of Sale and General Assignment of Assets may be executed in one or more counterparts, each of which shall be an original, but which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, SQL Acquisition LLC and Design Data Systems Corporation have each caused this instrument to be signed in its name by its duly authorized officer to be effective as of the 30th day of September, 1999.


                                      SQL ACQUISITION LLC


                                      By:    ________________________________
                                      Name:  ________________________________
                                      Title: ________________________________


                                      DESIGN DATA SYSTEMS CORPORATION


                                      By:    ________________________________
                                      Name:  ________________________________
                                      Title: ________________________________

                                  CERTIFICATION

STATE OF                           )
                                   ) ss.
COUNTY OF _________________        )

On this ____ day of __________ 1999, before me, the undersigned, a Notary Public for the State of ________________, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument as _________________ ___________ of the corporation named therein, and acknowledged to me that he executed the same as his voluntary act on behalf of such corporation with authority to do so for the purposes therein set forth.



                                           -------------------------------
                                           Notary Public



My Commission expires:  ___________________

                                                                     EXHIBIT C

                            ASSIGNMENT OF TRADEMARKS

WHEREAS, Design Data Systems Corporation, a Florida corporation, having its principal place of business at 13830 58th Street N., Suite 410, Clearwater, Florida ("Assignor"), is the owner of the trademarks/service marks as listed on SCHEDULE A attached hereto, which marks constitute part of the Replacement Property, as defined in the Assignment dated November 4, 1999 by and among Seller, Buyer and SQL Acquisition LLC); and

WHEREAS, SQL Acquisition LLC, a Delaware limited liability company, having its principal place of business at 2390 East Camelback Road, Suite 210, Phoenix, Arizona 85016 ("Assignee"), is desirous of acquiring said trademarks/service marks together with the good will of the business with which said trademark/service marks are used and which are symbolized by said marks and any and all registrations and applications for registration of said marks;

NOW, THEREFORE, be it known that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor has, subject to the penultimate paragraph hereof, assigned and by these presents, does hereby sell, transfer, convey and assign unto Assignee the entire right, title, and interest in and to said marks, all registrations and all applications for registration of said marks, including without limitation the right to recover for past infringement of said marks, and the good will of the business in connection with which said marks are used and which are symbolized by said marks.

Assignor hereby covenants and represents that the execution, delivery and performance of this Trademark Assignment by Assignor has been duly and validly authorized by all necessary corporate action and this Trademark Assignment has been duly and validly executed and delivered by Assignor and constitutes a valid and legally binding agreement of Assignor, enforceable against Assignor in accordance with its terms. The execution, delivery and performance of this Trademark Assignment does not conflict with, result in a breach of, or constitute a default under any applicable law, judgment, order, injunction, decree, rule or regulation, or ruling of any court or governmental instrumentality, or the articles of incorporation, bylaws or resolutions of the Board of Directors of Assignor, or conflict with, constitute grounds for termination of or result in a breach of or constitute a default under any agreement, instrument, license or permit to which Assignor is or will be subject.

Assignor hereby further covenants and agrees that Assignor will communicate to Assignee, its successors, legal representatives and assignees, any facts known to Assignor respecting said marks, and at Assignee's sole expense testify in any legal proceeding, sign all lawful papers, execute all applications for registration, make all rightful oaths, and generally do everything possible to aid the said Assignee, its successors, legal representatives and assigns, to obtain and enforce proper protection for said marks in all countries.

Assignor and Assignee agree that, notwithstanding any other provision of this Trademark Assignment, this Trademark Assignment shall be effective on and after September 30, 1999.

IN WITNESS WHEREOF, this Assignment of Trademarks is executed at Boston, Massachusetts, this 4th day of November, 1999.


                                           DESIGN DATA SYSTEMS CORPORATION


                                           By:    ________________________
                                           Name:  ________________________
                                           Title: ________________________

ATTEST:

By:    ________________________________
Name:  ________________________________
Title: ________________________________

                                  CERTIFICATION

COMMONWEALTH OF                  )
MASSACHUSETTS
                                 ) ss.
COUNTY OF _________________      )

On this ____ day of __________ 1999, before me, the undersigned, a Notary Public for the Commonwealth of Massachusetts, personally appeared _____________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument as _________________ ___________ of the corporation named therein, and acknowledged to me that he executed the same as his voluntary act on behalf of such corporation with authority to do so for the purposes therein set forth.


                                           ---------------------------
                                           Notary Public


My Commission expires:  ___________________

                                                                     EXHIBIT D

                            ASSIGNMENT OF COPYRIGHTS

WHEREAS, Design Data Systems Corporation, a Florida corporation, having its principal place of business at 13830 58th Street N., Suite 410, Clearwater, Florida ("Assignor"), owns all right, title and interest in original works (whether regarded as literary works or computer programs under applicable law) relating to certain products designed and manufactured by Assignor, including, but not limited to, those listed on SCHEDULE A attached hereto (collectively, the "Work"); and

WHEREAS, SQL Acquisition LLC., a Delaware limited liability company having its principal place of business at 2390 East Camelback Road, Suite 210, Phoenix, Arizona 85016 ("Assignee"), desires to obtain the entire right, title, and interest in, to and under the Work including the copyright(s) thereof , but only Work constituting part of the Replacement Property, as defined in the Assignment dated November 4, 1999 by and among Seller, Buyer and SQL Acquisition LLC.


NOW, THEREFORE, for good and valuable consideration paid by the Assignee to the Assignor simultaneously herewith, pursuant to that certain Assignment Agreement dated as of November 4, 1999 (the "Agreement"), receipt of which is hereby acknowledged by the Assignor, and for other good and valuable consideration, the said Assignor, subject to the penultimate paragraph hereof;

Assignor hereby assigns, transfers and sets over unto the Assignee the entire right, title, and interest in and to the Work, the entire right, title and interest in and to any and all statutory or common law copyrights or copyright registrations covering the Work, including: any and all renewals and extensions of those copyrights that may be secured under the laws now or hereafter in force in the United States and throughout the world; any and all causes of action heretofore accrued in the Assignor's favor for infringement of the aforesaid copyright(s); and any and all rights, including but not limited to, the rights to reproduce the Work in copies or other embodiment; to prepare derivative works based upon the Work; to distribute copies or other embodiments of the Work to the public by sale or other transfer of ownership, or by rental, lease or lending; to perform the Work publicly; and to display the Work publicly;

To have and to hold the same unto the Assignee, its successors, legal representatives and assigns, for and during the existence of all copyright(s) and any and all renewals and extensions thereof absolutely and forever; and Assignor hereby authorizes and requests the Register of Copyrights of the United States, and any official of any country or countries foreign to the United States, and any official of any country or countries foreign to the United States, whose duty it is to issue copyright registrations or similar indicia of copyright, to issue such copyright, registrations for said Work to Assignee, its successors, legal representatives and assigns.

Assignor hereby covenants and represents that the execution, delivery and performance of this Copyright Assignment by Assignor has been duly and validly authorized by all necessary corporate action and this Copyright Assignment has been duly and validly executed and delivered by Assignor and constitutes a valid and legally binding agreement of Assignor, enforceable against Assignor in accordance with its terms. The execution, delivery and performance of this Copyright Assignment does not conflict with, result in a breach of, or constitute a default under, any applicable law, judgment, order, injunction, decree, rule or regulation, or ruling of any court or governmental instrumentality, or the articles of incorporation, bylaws or resolutions of the Board of Directors of Assignor, or conflict with, constitute grounds for termination of or result in a breach of or constitute a default under any agreement, instrument, license or permit to which Assignor is or will be subject.

Assignor hereby covenants and agrees that Assignor shall forthwith upon Assignee's written request and at Assignee's sole expense take any and all steps and execute, acknowledge, and deliver to the Assignee any and all further instruments and assurances necessary or expedient in order to vest the aforesaid Work and copyright(s) and causes of action more effectively in the Assignee.

Assignor hereby further covenants and agrees that Assignor will communicate to the Assignee, its successors, legal representatives and assigns, any facts known to Assignor respecting said Work and said copyright(s), and at Assignee's sole expense testify in any legal proceedings, sign all lawful papers, execute all copyright applications and copyright renewal applications, make all rightful oaths, and generally do everything possible to aid the said Assignee, its successors, legal representatives and assigns, to obtain and enforce proper copyright protection for said Work in all countries.

Assignor hereby constitutes and appoints the Assignee its true and lawful attorney-in-fact with full power of substitution, in Assignor's name and stead, but for the Assignee's benefit, to take any and all steps (including proceeding at law, in equity or otherwise), and to execute, acknowledge and deliver any and all instruments and assurances necessary or expedient in order to vest the aforesaid Work and copyright(s) and causes of action more effectively in the

Assignee, or to protect the same, or to enforce any claim or right of any kind with respect thereto. The Assignor hereby declares that the foregoing power is coupled with an interest and is irrevocable.

Assignor and assignee agree that, notwithstanding any other provision of this Copyright Assignment, this Copyright Assignment shall be effective on and after September 30, 1999.

IN WITNESS WHEREOF, this Assignment of Copyrights is executed at Boston, Massachusetts, this 4th day of November, 1999.

                                    DESIGN DATA SYSTEMS CORPORATION

                                    By: ________________________________

                                    Name: ________________________________

                                    Title: _________________________________

ATTEST:

By:________________________

Name: _____________________
Title:

                                  CERTIFICATION

COMMONWEALTH OF                   )
MASSACHUSETTS
                                  ) ss.
COUNTY OF _________________       )

On this ____ day of __________ 1999, before me, the undersigned, a Notary Public for the Commonwealth of Massachusetts, personally appeared _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the foregoing instrument as _________________ ___________ of the corporation named therein, and acknowledged to me that he executed the same as his voluntary act on behalf of such corporation with authority to do so for the purposes therein set forth.



                                   _____________________________
                                   Notary Public


My Commission expires:  ___________________